UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

Skilled Healthcare Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)

(949) 282-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations & Financial Condition.

On May 3, 2010, Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), issued an earnings release announcing its operating results for the first quarter ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.

Date: May 4, 2010	/s/ ROLAND G. RAPP
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 3, 2010.